Exhibit 99.1

The Beachbody Company, Inc. Announces Transfer of Stock Exchange Listing to Nasdaq

EL SEGUNDO, Calif. – August 20, 2025 – The Beachbody Company, Inc. (NYSE: BODi) (the “Company”) today announced that it will voluntarily transfer the listing of its Class A common stock to the Nasdaq Capital Market from the New York Stock Exchange (“NYSE”). The Company expects to begin trading as a Nasdaq-listed company on September 3, 2025. Following the transfer to Nasdaq, the Company’s common stock will continue to trade under the symbol “BODI”.

“Our move to Nasdaq will allow us to leverage their advanced trading technology and market data services to better serve our shareholders. As we continue to successfully execute against our strategic transformation, we’re excited to join a community of the world’s most dynamic companies on an exchange that shares our commitment to innovation,” commented Carl Daikeler, BODi’s co-founder and Chief Executive Officer.

“Nasdaq has established itself as the premier destination for innovative game-changers that are reshaping their industries, disrupting traditional business models and creating new market opportunities. This move aligns BODi with a marketplace that values and supports transformative companies like ours,” said Mark Goldston, Executive Chairman of BODi.

About BODi and The Beachbody Company, Inc.

Originally known as Beachbody, BODi has been innovating structured step-by-step home fitness and nutrition programs for 25 years such as P90X, Insanity, and 21-Day Fix, plus the first premium superfood nutrition supplement, Shakeology. Since its inception in 1999 BODi has helped over 30 million customers pursue extraordinary life-changing results. The BODi community represents millions of people helping each other stay accountable to goals of healthy weight loss, improved strength and energy, and resilient mental and physical well-being. For more information, please visit TheBeachBodyCompany.com.

Forward-Looking Statements

This press release of The Beachbody Company, Inc. (“we,” “us,” “our,” and similar terms) contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are statements other than statements of historical facts and statements in future tense, including statements regarding the commencement of trading of our Class A common stock on the Nasdaq Capital Market.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to effectively compete in the fitness and nutrition industries; our ability to successfully acquire and integrate new operations; our reliance on a few key products; market conditions and global and economic factors beyond our control; intense competition and competitive pressures from other companies worldwide in the industries in which we operate; litigation and the ability to adequately protect our intellectual property rights; and the successful transfer of the listing of our Class A common stock on the Nasdaq. You can identify these statements by the use of terminology such as “believe”, “plans”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission filings, including those risks and uncertainties included in the Form 10-K filed with the SEC on March 28, 2025 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are available on the Investor Relations page of our website at https://investors.thebeachbodycompany.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements

Investor Relations

IR@BODi.com

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